Exhibit 32.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Execute Sports, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Sheryl Gardner, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




Dated: November 8, 2005                         /s/ Sheryl Gardner
                                                --------------------------------
                                                Sheryl Gardner
                                                Chief Financial Officer
                                                And Principle Accounting Officer